Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2013
Property, Plant And Equipment, Net [Abstract]
Property, Plant And Equipment, Net

8.Property, Plant and Equipment, Net

As at December 31	2013			2012
	Cost	Accumulated DD&A(1)	Net	Cost	Accumulated DD&A(1)	Net

Canadian Division
Proved properties	$25,003	$(23,012)	$1,991	$26,024	$(23,962)	$2,062
Unproved properties	598	-	598	716	-	716
Other	139	-	139	182	-	182
	25,740	(23,012)	2,728	26,922	(23,962)	2,960

USA Division
Proved properties	26,529	(22,074)	4,455	24,825	(21,236)	3,589
Unproved properties	470	-	470	579	-	579
Other	202	-	202	237	-	237
	27,201	(22,074)	5,127	25,641	(21,236)	4,405

Market Optimization	223	(132)	91	235	(129)	106
Corporate & Other	2,655	(566)	2,089	2,829	(549)	2,280
	$55,819	$(45,784)	$10,035	$55,627	$(45,876)	$9,751

(1) Depreciation, depletion and amortization.

The Canadian Division and USA Division property, plant and equipment include internal costs directly related to exploration, development and construction activities of $372 million which have been capitalized during the year ended December 31, 2013 (2012 – $471 million). Included in Corporate and Other are $71 million (2012 – $104 million) of international property costs, which have been fully impaired.

For the year ended December 31, 2013, the Company recognized a ceiling test impairment of nil (2012 – $1,822 million; 2011 – $2,249 million) in the Canadian cost centre and nil (2012 – $2,842 million; 2011 – nil) in the U.S. cost centre.  The impairments resulted primarily from the decline in the 12-month average trailing natural gas prices which reduced proved reserves volumes and values.

The 12-month average trailing prices used in the ceiling test calculations reflect benchmark prices adjusted for basis differentials to determine local reference prices, transportation costs and tariffs, heat content and quality.  The benchmark prices are disclosed in Note 24.

Capital Lease Arrangements

The Company has several lease arrangements that are accounted for as capital leases including an office building, equipment and an offshore production platform.

In December, 2013, Encana commenced commercial operations at its Deep Panuke facility located offshore Nova Scotia following successful completion of the Production Field Centre (“PFC”) and issuance of the Production Acceptance Notice.  As at December 31, 2013, Canadian Division property, plant and equipment and total assets include the PFC, which is under a capital lease totaling $536 million.  As at December 31, 2012, $612 million in accumulated costs related to the PFC were recorded as an asset under construction.

During 2011, the Company entered into a capital lease arrangement in the U.S. whereby the beneficial rights of ownership of specific equipment would be conveyed to Encana over five years. The Company recorded an asset under capital lease with a corresponding capital lease obligation totaling $158 million, which was subsequently paid by Encana.

As at December 31, 2013, the total carrying value of assets under capital lease was $683 million (2012 – $207 million).

Other Arrangement

As at December 31, 2013, Corporate and Other property, plant and equipment and total assets include Encana's accumulated costs to date of $1,617 million (2012 – $1,668 million) related to The Bow office building.  In  2012, Encana assumed partial occupancy of The Bow office premises and commenced payments to the third party developer under a  25-year lease agreement.  As of March 31, 2013, Encana had assumed full occupancy of the building.  The Bow asset is being depreciated over the 60-year estimated life of the building.  At the conclusion of the 25-year term, the remaining asset and corresponding liability are expected to be derecognized as disclosed in Note 13.

Liabilities for the capital lease arrangements and The Bow office building are included in other liabilities and provisions in the Consolidated Balance Sheet and are disclosed in Note 13.